UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2004 (October 7, 2004)

ReGen Biologics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-20805	23-2476415

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

509 Commerce Street, East Wing, Franklin Lakes, NJ	07417

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (201) 651-5140

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

     On October 7, 2004 ReGen Biologics, Inc. (the “Company”) announced that Gerald E. Bisbee, Jr., Ph.D., Chairman and Chief Executive Officer of ReGen Biologics, will present an overview of the company’s technology and business at the HealthPoint Capital Biomaterials Summit in New York City at 10:55 a.m. (EST) on October 15, 2004 at the Omni Berkshire Hotel. A press release announcing the presentation at the HealthPoint Capital Biomaterials Summit is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC.

By:	/s/ BRION D. UMIDI

Name:	Brion D. Umidi
Title:	Senior Vice President and Chief Financial Officer

Dated: October 8, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release